SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)—May 8, 2003

THE MONY GROUP INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14603	13-3976138
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Broadway New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 708-2000

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On May 8, 2003, The MONY Group Inc. issued a News Release reporting its financial results for the quarter ended March 31, 2003 and made available supplemental statistical information with respect to such financial results. This Form 8-K/A amends the Form 8-K of The MONY Group Inc. filed on May 8, 2003 by amending Item 7 to add a new Exhibit 99.2 (Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three Months Ended March 31, 2003 and 2002”), which new Exhibit 99.2 corrects certain typographical errors reflected in Exhibits 5 and 6 included in Exhibit 99.2 as originally filed.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	News Release of The MONY Group Inc., dated May 8, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three Months Ended March 31, 2003 and 2002.”

Item 9.    Regulation FD Disclosure.

The following information is furnished under Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.

On May 8, 2003, The MONY Group Inc. issued a News Release reporting its financial results for the quarter ended March 31, 2003 and made available supplemental statistical information with respect to such financial results. Copies of the News Release and the Statistical Supplement attached hereto as Exhibits 99.1 and 99.2, respectively, are incorporated in this Item 9 by reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONY GROUP INC.

By:	/s/ RICHARD DADDARIO
Richard Daddario Executive Vice President and Chief Financial Officer

Date: May 20, 2003

Exhibit Index

99.1	News Release of The MONY Group Inc., dated May 8, 2003.

99.2	Presentation entitled “The MONY Group Inc. Statistical Supplement as of and for the Three Months Ended March 31, 2003 and 2002.”